CORPORATE
                                                              HIGH YIELD
                                                              FUND III, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              November 30, 1999

                       CORPORATE HIGH YIELD FUND III, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

CYE

                          Corporate High Yield Fund III, Inc., November 30, 1999

DEAR SHAREHOLDER

High-Yield Market Overview

The high-yield market, which has been in the doldrums for over a year, has reached valuations that look attractive from a historical perspective. Interest rate malaise, earnings disappointments and an unfavorable technical picture pushed yields higher and led to weak performance for the high-yield market as a whole. Over the past six months, the unmanaged benchmark CS First Boston High Yield Index lost 0.71%, and the yield of the Index was over 12%. While this is better than the 1.61% loss on ten-year US Treasury securities, the high-yield market has clearly been uninspiring. We believe that, in hindsight, such periods of weakness generally prove to provide good value for long-term investors.

High-yield fundamentals appear to be poised for a favorable longer-term outlook, although near-term setbacks are still likely. For example, we believe that while interest rates may rise further in this tightening cycle, it is likely that most of the damage has been done. Yields on ten-year Treasury notes rose from 4.65% at December 31, 1998 to over 6% at November 31, 1999. Furthermore, the difference between yields in the high-yield market and yields of US Treasury bonds has been at historically high levels, paying investors relatively more than in the past for the additional credit risk of investing in the high-yield universe. As measured by the CS First Boston High Yield Index, this difference, or yield spread, stood at 6.01% on November 30, 1999, compared to 5.64% on May 31, 1999. By contrast, the average spread to US Treasury issues since 1986 has been near 5.2%.

Corporate earnings trends, while not entirely out of the woods, have encountered support from a growing world economy. A better earnings environment is notable in commodities such as oil, gas and paper. Improved cash flows have allowed some corporate bond issuers to repurchase their high-yield bonds at a discount in the open market, thus reducing debt and interest expense while strengthening earnings.

Fund Performance

For the six months ended November 30, 1999, the total investment return on the Fund's Common Stock was -2.37%, based on a change in the per share net asset value from $12.98 to $11.89, and assuming reinvestment of $0.752 per share income dividends. During this period the net annualized yield of the Fund's Common Stock was 14.63%. Fund performance was hurt during the period by the overall weakness in the high-yield market and by credit concerns regarding individual portfolio holdings. In general, we believe that asset values support these positions or that improving fundamentals will gradually revive sagging bond prices.

Leverage Strategy

The Fund was on average about 25% leveraged during the six-month period ended November 30, 1999. Thus, the Fund borrowed the equivalent of 25% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On November 30, 1999, the Fund was 25.3% leveraged, having borrowed $143.4 million at a borrowing cost of 6.1875%. Given our view that the high-yield market offers long-term value, we expect to maintain leverage near current levels. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Our strategy has been to continue to search out value in the market. Purchases during the last six months have predominantly reflected this perspective, as we have concentrated buys in downtrodden industry sectors, such as energy and transportation, and in growth sectors such as communications. We sold a number of positions where bond price appreciation was modest because of either small risk premiums relative to US Treasury bonds or a limited potential for credit improvement.

During the six-month period ended November 30, 1999, we maintained credit quality in the portfolio near the benchmark CS First Boston High Yield Index. At this time, spreads between ratings categories do not present unusual return opportunities. Even within a rating category, bond selection has been the critical factor in performance. We would like to point out that in the current market, bond prices are pushed down dramatically if a company reports earnings disappointments or fails to meet expectations. This applies to bonds of better-rated companies, as well as those with weaker credit ratings.

We have weighted several industries more heavily than the benchmark index because of our view that these industries represent good value relative to other industries in the high yield universe. Our largest broad industry exposure is in communications, which includes communications satellites, telephony and wireless communications. This broad category totaled 21% of long-term investments at November 30, 1999. We believe that this industry has excellent long-term growth prospects, as demand for communications services, both wireline and wireless has been expanding worldwide. Holdings in this category included Nextel Communications Inc., a rapidly growing wireless telephone operator, and Nextlink Communications Inc., a high growth alternative telecommunications provider. Other overweighted industry sectors included energy, health care, transportation and chemicals. These sectors have all been downtrodden over the past year and should represent value in coming quarters. We believe that earnings rebounds by many participants in these industries will provide support to bond prices.

We continue to overweight emerging markets, which represented 15.2% of total long-term investments as of November 30, 1999. Typically, these investments are in bonds of companies with stronger credit profiles than is usual for high-yield companies. Emerging market bonds have bounced back from their lows during the Asian economic crisis of the fall of 1998 and appear poised for further improvement as strength in the world economy supports earnings growth.

In Conclusion

We thank you for your investment in Corporate High Yield Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

January 6, 2000

PROXY RESULTS

During the six-month period ended November 30, 1999, Corporate High Yield Fund III, Inc.'s shareholders voted on the following proposals. The proposals were approved at the shareholders' meeting on August 25, 1999. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            From Voting
------------------------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors: Terry K. Glenn                            33,691,960          1,130,759
                                              Joe Grills                                33,685,125          1,137,594
                                              Walter Mintz                              33,674,305          1,148,414
                                              Robert S. Salomon, Jr.                    33,687,919          1,134,800
                                              Melvin R. Seiden                          33,677,498          1,145,221
                                              Stephen B. Swensrud                       33,680,298          1,142,421
                                              Arthur Zeikel                             33,681,400          1,141,319
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Shares Voted  Shares Voted  Shares Voted
                                                                                       For         Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------
   2. To ratify the selection of Deloitte & Touche LLP
      as the Fund's independent auditors for the current fiscal year.               33,620,006      825,679      377,034
------------------------------------------------------------------------------------------------------------------------------------


                                     2 & 3

                          Corporate High Yield Fund III, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS

                     S&P    Moody's   Face
INDUSTRIES          Rating  Rating   Amount                       Corporate Bonds                                       Value
================================================================================================================================
Automotive--0.9%      NR*    Caa3  $5,000,000  Breed Technologies Inc., 9.25% due 4/15/2008 (c)                     $     50,000
                      BB+    Ba2    4,250,000  Federal-Mogul Corporation, 7.375% due 1/15/2006                         3,906,872
                                                                                                                    ------------
                                                                                                                       3,956,872
================================================================================================================================
Broadcasting/Radio    NR*    NR*    5,000,000  Acme Intermediate Holdings/Finance, 12.28%** due 9/30/2005              3,525,000
Television--2.7%      BB-    Ba3    5,000,000  Antenna TV SA, 9% due 8/01/2007                                         4,500,000
                      B-     B3     3,000,000  Cumulus Media, Inc., 10.375% due 7/01/2008                              3,127,500
                                                                                                                    ------------
                                                                                                                      11,152,500
================================================================================================================================
Cable--1.2%           B+     B2     5,500,000  Charter Communications Holdings LLC, 8.625% due 4/01/2009               5,197,500
================================================================================================================================
Cable--               BB     B1     6,500,000  Cablevision SA, 13.75% due 5/01/2009 (e)                                6,370,000
International--7.2%   B-     B3     1,500,000  Diamond Cable Communications PLC, 10.839%** due 9/30/2004               1,610,625
                      B-     B3     4,000,000  Diamond Holdings PLC, 9.125% due 2/01/2008                              3,980,000
                      BB+    B1     5,000,000  Multicanal SA, 10.50% due 4/15/2018                                     3,875,000
                      D      Caa3   4,050,000  Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(e)                     2,106,000
                                               TeleWest Communications PLC**:
                      B+     B1     5,000,000    11.001% due 10/01/2007                                                4,625,000
                      B+     B1     6,875,000    9.25% due 4/15/2009 (e)                                               4,193,750
                      B      B3     5,750,000  United International Holdings, 10.757%** due 2/15/2008 (b)              3,608,125
                                                                                                                    ------------
                                                                                                                     30,368,500
================================================================================================================================
Chemicals--6.4%       BBB-   Baa3   5,250,000  Equistar Chemicals LP, 8.50% due 2/15/2004                              5,246,671
                      NR*    B2     3,000,000  Huntsman Corp., 9.50% due 7/01/2007 (e)                                 2,820,000
                      B+     B3     7,500,000  Huntsman ICI Chemicals, 0/13.375%** due 12/31/2009 (e)                  2,231,250
                      BB     Ba3    8,750,000  Lyondell Chemical Company, 9.625% due 5/01/2007                         9,012,500
                      B+     B2     4,250,000  Octel Developments PLC, 10% due 5/01/2006                               4,228,750
                      BB-    B3     3,250,000  Sterling Chemicals Inc., 12.375% due 7/15/2006                          3,347,500
                                                                                                                    ------------
                                                                                                                      26,886,671
================================================================================================================================
Communications--      B+     B2     9,700,000  Orion Network Systems, Inc., 15.781%** due 1/15/2007                    4,510,500
2.3%                  B-     B3     7,000,000  Satelites Mexicanos SA, 10.125% due 11/01/2004                          5,075,000
                                                                                                                    ------------
                                                                                                                       9,585,500
================================================================================================================================
Computer Services/    BB-    Ba3    5,250,000  Amkor Technologies Inc., 9.25% due 5/01/2006 (e)                        5,092,500
Electronics--5.2%     CCC+   B3     7,250,000  MCMS Inc., 9.75% due 3/01/2008                                          3,117,500
                      B      B2     6,500,000  SCG Holding Corporation, 12% due 8/01/2009 (e)                          6,857,500
                      B-     B2     7,500,000  Zilog Inc., 9.50% due 3/01/2005                                         6,900,000
                                                                                                                    ------------
                                                                                                                      21,967,500
================================================================================================================================
Conglomerates--1.0%   B-     B3     5,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008                           4,362,500
================================================================================================================================
Consumer Products--   B-     B3     7,000,000  Albecca Inc., 10.75% due 8/15/2008                                      4,812,500
5.0%                  B-     B2     5,250,000  Chattem, Inc., 8.875% due 4/01/2008                                     4,711,875
                      B      B3     8,500,000  Corning Consumer Products, 9.625% due 5/01/2008                         6,683,125
                      CCC+   Caa1   6,500,000  Syratech Corp., 11% due 4/15/2007                                       4,582,500
                                                                                                                    ------------
                                                                                                                      20,790,000
================================================================================================================================
Consumer Services--   BB-    B2     2,500,000  Avis Rent A Car, Inc., 11% due 5/01/2009                                2,618,750
1.5%                  B+     B2     8,750,000  Protection One Alarm Monitoring, 8.625% due 1/15/2009 (e)               3,762,500
                                                                                                                    ------------
                                                                                                                       6,381,250
================================================================================================================================
Energy--7.4%          CCC-   Caa1   3,750,000  Belden & Blake Corp., 9.875% due 6/15/2007                              2,250,000
                      NR*    Ca     5,000,000  Forcenergy, Inc., 8.50% due 2/15/2007 (c)                               4,093,750
                      CCC    B3     5,750,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                               4,657,500
                      B+     B1     5,000,000  Parker Drilling Co., 9.75% due 11/15/2006                               4,887,500
                      BBB    Baa2   3,000,000  Pool Energy Services Co., 8.625% due 4/01/2008                          2,970,000
                      BB-    B1     7,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008                                6,746,250
                      NR*    C      7,000,000  TransAmerican Energy Corp., 13% due 6/15/2002 (c)                         735,000
                      B-     B3     2,750,000  United Refining Co., 10.75% due 6/15/2007                               1,808,125
                      CCC-   Caa3   3,750,000  Wiser Oil Company, 9.50% due 5/15/2007                                  2,887,500
                                                                                                                    ------------
                                                                                                                      31,035,625
================================================================================================================================
Entertainment--4.2%   CCC+   Caa1   7,000,000  AMF Bowling Worldwide Inc., 14.444%** due 3/15/2006                     3,220,000
                      B+     B1     5,800,000  Intrawest Corp., 9.75% due 8/15/2008                                    5,655,000
                      B-     B3     5,000,000  Premier Parks, Inc., 9.25% due 4/01/2006                                4,887,500
                      B-     Caa1   4,750,000  Regal Cinemas Inc., 9.50% due 6/01/2008                                 3,871,250
                                                                                                                    ------------
                                                                                                                      17,633,750
================================================================================================================================
Financial Services--  CCC-   Caa3   5,000,000  Amresco Inc., 9.875% due 3/15/2005                                      2,675,000
6.0%                  BB     Ba3    4,250,000  Port Arthur Finance Corporation, 12.50% due 1/15/2009 (e)               4,250,000
                      BB-    Ba3    5,000,000  RBF Finance Company, 11% due 3/15/2006                                  5,250,000
                      BB+    Ba2    8,500,000  Reliance Group Holdings, Inc., 9.75% due 11/15/2003                     5,174,375
                      BB+    Ba3    4,000,000  Sovereign Bancorp, 10.50% due 11/15/2006                                4,040,000
                      B      NR*    5,000,000  Veritas Capital Trust, 10% due 1/01/2028                                3,750,000
                                                                                                                    ------------
                                                                                                                      25,139,375
================================================================================================================================
Food & Beverage--     B-     B3     5,000,000  Agrilink Foods, Inc., 11.875% due 11/01/2008                            4,825,000
2.3%                  B+     B1     5,000,000  Aurora Foods Inc., 8.75% due 7/01/2008                                  4,787,500
                                                                                                                    ------------
                                                                                                                      9,612,500
================================================================================================================================
Forest Products--     CCC+   Caa1   5,500,000  Repap New Brunswick, 10.625% due 4/15/2005                              5,060,000
1.2%
================================================================================================================================
Gaming--3.0%          BB+    Ba2    7,750,000  Harrah's Operating Co. Inc., 7.875% due 12/15/2005                      7,488,437
                      CCC+   Caa3   9,000,000  Venetian Casino/LV Sands, 10%** due 11/15/2005                          5,040,000
                                                                                                                    ------------
                                                                                                                      12,528,437
================================================================================================================================


                                     4 & 5

                          Corporate High Yield Fund III, Inc., November 30, 1999

                     S&P    Moody's   Face
INDUSTRIES          Rating  Rating   Amount                       Corporate Bonds                                       Value
================================================================================================================================
Health Services--     B-     B3   $ 2,000,000  ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                   $  1,680,000
7.4%                  BB+    Ba2    2,500,000  Columbia HCA/Healthcare Corp., 6.41% due 6/15/2000                      2,475,045
                      CCC+   B2     5,000,000  Extendicare Health Services, 9.35% due 12/15/2007                       2,950,000
                      B+     Ba3    2,000,000  Fresenius Medical Capital Trust I, 9% due 12/01/2006                    1,895,000
                      BB     Ba3    2,750,000  ICN Pharmaceutical Inc., 8.75% due 11/15/2008 (e)                       2,585,000
                      CCC+   B3     8,750,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007                           6,300,000
                      B-     Caa1   7,500,000  Magellan Health Services, 9% due 2/15/2008                              6,037,500
                      D      C      5,250,000  Mariner Post--Acute Network, 9.50% due 11/01/2007                         210,000
                      B+     Ba3    7,000,000  Quorum Health Group Inc., 8.75% due 11/01/2005                          6,667,500
                                                                                                                    ------------
                                                                                                                      30,800,045
================================================================================================================================
Hotels & Motels--                              HMH Properties, Inc.:
2.9%                  BB     Ba2    5,000,000    7.875% due 8/01/2005                                                  4,625,000
                      BB     Ba2    2,000,000    7.875% due 8/01/2008                                                  1,810,000
                      B      B3     7,000,000  Signature Resorts, Inc., 9.75% due 10/01/2007                           5,880,000
                                                                                                                    ------------
                                                                                                                      12,315,000
================================================================================================================================
Independent Power     BB     Ba3    7,500,000  Midland Funding II, 13.25% due 7/23/2006 (g)                            8,933,250
Producers--3.2%       BB     Ba1    5,000,000  Monterrey Power, SA de CV, 9.625% due 11/15/2009 (e)                    4,400,000
                                                                                                                    ------------
                                                                                                                      13,333,250
================================================================================================================================
Industrial Services--                          Neff Corp.:
1.4%                  B      B3     5,000,000    10.25% due 6/01/2008                                                  4,850,000
                      B      B3     1,000,000    10.25% due 6/01/2008                                                    970,000
                                                                                                                    ------------
                                                                                                                       5,820,000
================================================================================================================================
Internet Transport--  B-     B3     5,000,000  PSINet Inc., 11.50% due 11/01/2008                                      5,200,000
3.8%                  NR*    NR*    5,250,000  Splitrock Services Inc., 11.75% due 7/15/2008                           4,935,000
                      B-     B3     5,500,000  Verio Inc., 10.625% due 11/15/2009 (e)                                  5,596,250
                                                                                                                    ------------
                                                                                                                      15,731,250
================================================================================================================================
Metals & Mining--     BB     Ba2    5,000,000  Great Central Mines Ltd., 8.875% due 4/01/2008                          4,500,000
5.5%                  CCC+   B3     7,000,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003                  6,947,500
                      CCC+   Caa2   5,500,000  Metal Management Inc., 10% due 5/15/2008                                4,015,000
                      B      B3     5,000,000  Ormet Corporation, 11% due 8/15/2008 (e)                                4,500,000
                      B-     Caa1   5,000,000  Simcala Inc., 9.625% due 4/15/2006                                      2,975,000
                                                                                                                    ------------
                                                                                                                      22,937,500
================================================================================================================================
Paper & Forest        CCC+   Caa1   1,000,000  APP International Finance, 11.75% due 10/01/2005                          821,250
Products--4.6%        B      B2     3,700,000  Ainsworth Lumber Company, 12.50% due 7/15/2007 (d)                      4,070,000
                      B      Caa1   9,000,000  Doman Industries Limited, 8.75% due 3/15/2004                           7,582,500
                      CCC+   Caa1   6,000,000  Pindo Deli Financial Mauritius, 10.75% due 10/01/2007                   4,230,000
                      CCC+   Caa1   3,300,000  Tjiwi Kimia Finance Mauritius, 10% due 8/01/2004                        2,359,500
                                                                                                                    ------------
                                                                                                                      19,063,250
================================================================================================================================
Publishing &          B      B2     7,000,000  MDC Communications Corp., 10.50% due 12/01/2006                         6,895,000
Printing--1.6%
================================================================================================================================
Real Estate--1.8%     BB-    Ba3    8,250,000  Forest City Enterprises Inc., 8.50% due 3/15/2008                       7,672,500
================================================================================================================================
Specialty Retailing   B      B2     6,000,000  Jo-Ann Stores Inc., 10.375% due 5/01/2007                               5,940,000
--1.4%
================================================================================================================================
Steel--1.9%           NR*    B2     5,000,000  CSN Iron SA, 9.125% due 6/01/2007 (e)                                   3,975,000
                      B      Caa1   5,500,000  Republic Technology, 13.75% due 7/15/2009 (a)(e)                        3,850,000
                                                                                                                    ------------
                                                                                                                       7,825,000
================================================================================================================================
Telephony--9.7%                                Call-Net Enterprises Inc.:
                      B+     B2     2,000,000    8% due 8/15/2008                                                      1,540,000
                      B+     B2    12,000,000    8.94%** due 8/15/2008                                                 5,880,000
                      B-     B3     4,250,000  Esprit Telecom Group PLC, 10.875% due 6/15/2008                         4,186,250
                      BB     Ba2    2,750,000  Global Crossing Holding Limited, 9.50% due 11/15/2009 (e)               2,715,625
                      B+     B2     7,000,000  Globo Comunicacoes e Participacoes, Ltd., 10.625% due
                                                 12/05/2008 (e)                                                        5,626,250
                      B      B2     4,000,000  Intermedia Communications Inc., 8.60% due 6/01/2008                     3,650,000
                      B+     B2     2,750,000  Metromedia Fiber Network, 10% due 12/15/2009                            2,794,688
                                               Nextlink Communications Inc.:
                      B      B2     2,000,000    12.50% due 4/15/2006                                                  2,140,000
                      B      B2     5,000,000    9% due 3/15/2008                                                      4,725,000
                      B      B2     2,000,000    10.75% due 6/01/2009                                                  2,040,000
                      NR*    NR*    5,500,000  Tele1 Europe BV, 13% due 5/15/2009                                      5,445,000
                                                                                                                    ------------
                                                                                                                      40,742,813
================================================================================================================================
Textiles--1.7%        B      B3     2,500,000  Dan River, Inc., 10.125% due 12/15/2003                                 2,531,250
                      B      B2     4,750,000  Polymer Group Inc., 8.75% due 3/01/2008                                 4,548,125
                                                                                                                    ------------
                                                                                                                       7,079,375
================================================================================================================================
Transportation--9.4%  B-     B3     6,500,000  American Reefer Co. Ltd., 10.25% due 3/01/2008                          3,640,000
                      BB-    NR*    6,000,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (e)                         4,650,000
                      BB-    Ba3    8,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003                            7,200,000
                      NR*    C      6,500,000  Hvide Marine, Inc., 8.375% due 2/15/2008 (c)                            2,632,500
                      BB-    B1     5,350,000  Sea Containers Ltd., 12.50% due 12/01/2004                              5,564,000
                      B+     B2     6,000,000  TFM, SA de CV, 11.896%** due 6/15/2009                                  3,735,000
                      BB-    Ba3    5,000,000  Transportacion Maritima Mexicana, SA de CV, 10% due
                                                 11/15/2006                                                            3,881,250
                      B-     B2     7,000,000  Transtar Holdings LP, 10.547%** due 12/15/2003                          7,008,750
                      D      Caa3   5,000,000  Trism Inc., 10.75% due 12/15/2000 (c)                                   1,050,000
                                                                                                                    ------------
                                                                                                                      39,361,500
================================================================================================================================


                                     6 & 7

                          Corporate High Yield Fund III, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)

                     S&P    Moody's   Face
INDUSTRIES          Rating  Rating   Amount                       Corporate Bonds                                       Value
================================================================================================================================
Utilities--1.5%       B+     B2   $ 5,000,000  Espirito Santo--Escelsa, 10% due 7/15/2007                           $  3,987,500
                      BB     NR*    3,000,000  Inversora de Electrica, 9% due 9/16/2004 (e)                            2,100,000
                                                                                                                    ------------
                                                                                                                       6,087,500
================================================================================================================================
Wireless              B      B1     6,000,000  Nextel Communications Inc., 9.375% due 11/15/2009 (e)                   5,955,000
Communications--      B      B3     8,375,000  Pinnacle Holdings Inc., 10%** due 3/15/2008                             5,255,313
Domestic Paging &     NR*    NR*    6,000,000  TeleCorp PCS Inc., 11.762%** due 4/15/2009 (e)                          3,870,000
Cellular--5.5%        CCC+   B3     3,750,000  Triton PCS Inc., 11.232%** due 5/01/2008                                2,662,500
                      B-     B2     5,250,000  VoiceStream Wireless Corporation/VoiceStream Wireless
                                                 Holding Company, 10.375% due 11/15/2009 (e)                           5,473,125
                                                                                                                    ------------
                                                                                                                      23,215,938
================================================================================================================================
Wireless              B      B1    13,000,000  CTI Holdings SA, 11.625%** due 4/15/2008                                7,150,000
Communications--      B      B3     8,475,000  Comunicacion Celular SA, 13.653%** due 3/01/2005 (e)                    4,248,094
International Paging  CCC+   Caa1   2,750,000  Dolphin Telecom PLC, 17.456%** due 6/01/2008                            1,333,750
& Cellular--9.1%      B-     Caa1   4,750,000  McCaw International Ltd., 11.543%** due 4/15/2007                       3,040,000
                      B-     Caa1  12,000,000  Millicom International Cellular SA, 13.861%** due 6/01/2006             9,240,000
                      BBB    Ba3    5,250,000  Orange PLC, 8% due 8/01/2008                                            5,341,875
                                               Telesystem International Wireless Inc.**:
                      CCC+   Caa1   6,250,000    17.359% due 6/30/2007                                                 3,687,500
                      CCC+   Caa1   8,000,000    10.683% due 11/01/2007                                                4,040,000
                                                                                                                    ------------
                                                                                                                      38,081,219
================================================================================================================================
                                               Total Investments in Corporate Bonds
                                                   (Cost--$624,731,657)--129.9%                                      544,559,620
================================================================================================================================

                                       Shares
                                        Held                 Preferred Stocks & Warrants
================================================================================================================================
Broadcasting/                           2,416  Cumulus Media, Inc., Series A, 13.75% (d)                               2,633,440
Radio & Television--
0.6%
================================================================================================================================
Computer Services/                      5,250  Splitrock Services Inc. (Warrants) (f)                                    420,000
Electronics--0.1%
================================================================================================================================
Product Distribution--                 60,617  Nebco Evans Holding Co. (d)                                               727,404
0.2%
================================================================================================================================
Telephony--0.1%                         5,500  Tele1 Europe BV (Warrants) (f)                                            440,000
================================================================================================================================
Wireless                                4,730  Rural Cellular Corp. (Series B) (d)                                     4,800,950
Communications--
Domestic Paging &
Cellular--1.2%
================================================================================================================================
                                               Total Investments in Preferred Stocks & Warrants
                                                 (Cost--$12,928,407)--2.2%)                                            9,021,794
================================================================================================================================

                                       Face
                                      Amount                   Short-Term Securities
================================================================================================================================
Commercial                        $  248,000   General Motors Acceptance Corp., 5.75% due 12/01/1999                    248,000
Paper***--0.0%
================================================================================================================================
                                               Total Investments in Short-Term Securities
                                                 (Cost--$248,000)--0.0%                                                  248,000
================================================================================================================================
                                               Total Investments (Cost--$637,908,064)--132.1%                        553,829,414

                                               Liabilities in Excess of Other Assets--(32.1%)                       (134,709,518)
                                                                                                                    ------------
                                               Net Assets--100.0%                                                   $419,119,896
                                                                                                                    ============
================================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)   Each $1,000 face amount contains one warrant of Republic Technology.
(b)   Each $1,000 face amount contains one warrant of United International
      Holdings.
(c)   Non-income producing security.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)   Subject to principal paydowns.

      See Notes to Financial Statements.


                                     8 & 9

                          Corporate High Yield Fund III, Inc., November 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of November 30, 1999
===================================================================================================================
Assets:                  Investments, at value (identified cost--$637,908,064)..........               $553,829,414
                         Cash...........................................................                        309
                         Receivables:
                           Interest.....................................................   $12,761,362
                           Dividends....................................................        19,896   12,781,258
                                                                                           -----------
                         Prepaid expenses and other assets..............................                     74,867
                                                                                                       ------------
                         Total assets...................................................                566,685,848
                                                                                                       ------------
===================================================================================================================
Liabilities:             Loans..........................................................                143,400,000
                         Payables:
                           Securities purchased.........................................     2,254,271
                           Dividends to shareholders....................................     1,001,237
                           Interest on loans............................................       696,772
                           Investment adviser...........................................        18,458
                           Commitment fees..............................................        18,274    3,989,012
                                                                                           -----------
                         Accrued expenses and other liabilities.........................                    176,940
                                                                                                       ------------
                         Total liabilities..............................................                147,565,952
                                                                                                       ------------
===================================================================================================================
Net Assets:              Net assets.....................................................               $419,119,896
                                                                                                       ============
===================================================================================================================
Capital:                 Common Stock, $.10 par value, 200,000,000 shares authorized....                $ 3,526,004
                         Paid-in capital in excess of par...............................                524,097,509
                         Undistributed investment income--net...........................                  4,048,016
                         Accumulated realized capital losses on investments--net........                (27,437,550)
                         Accumulated distributions in excess of realized
                           capital gains on investments--net ...........................                 (1,035,433)
                         Unrealized depreciation on investments--net....................                (84,078,650)
                                                                                                       ------------
                         Total--Equivalent to $11.89 per share based on 35,260,043
                           shares of capital stock outstanding (market price $10.0625)..               $419,119,896
                                                                                                       ============
===================================================================================================================

                  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended November 30, 1999
===================================================================================================================
Investment               Interest and discount earned...................................               $ 31,018,878
Income:                  Dividends......................................................                    567,232
                         Other..........................................................                     65,857
                                                                                                       ------------
                         Total income...................................................                 31,651,967
                                                                                                       ------------
===================================================================================================================
Expenses:                Loan interest expense..........................................   $ 4,280,087
                         Investment advisory fees.......................................     1,743,586
                         Borrowing cost.................................................       112,079
                         Accounting services............................................        36,425
                         Professional fees..............................................        34,646
                         Transfer agent fees............................................        31,807
                         Custodian fees.................................................        23,406
                         Printing and shareholder reports...............................        22,494
                         Directors' fees and expenses...................................        19,833
                         Listing fees...................................................        15,821
                         Organization expenses..........................................        13,265
                         Pricing services...............................................         5,229
                         Other..........................................................        14,808
                                                                                           -----------
                         Total expenses.................................................                  6,353,486
                                                                                                       ------------
                         Investment income--net.........................................                 25,298,481
                                                                                                       ------------
===================================================================================================================
Realized &               Realized loss on investments--net..............................                 (2,302,031)
Unrealized Loss on       Change in unrealized depreciation on investments--net..........                (34,984,579)
Investments--Net:                                                                                      ------------
                         Net Decrease in Net Assets Resulting from Operations...........               $(11,988,129)
                                                                                                       ============
===================================================================================================================

                  See Notes to Financial Statements.


                                    10 & 11

                          Corporate High Yield Fund III, Inc., November 30, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Six      For the Year
                                                                                          Months Ended        Ended
                     Increase (Decrease) in Net Assets:                                  Nov. 30, 1999     May 31, 1999
========================================================================================================================
Operations:          Investment income--net ...........................................   $  25,298,481    $  51,459,837
                     Realized loss on investments--net ................................      (2,302,031)     (25,413,003)
                     Change in unrealized depreciation on investments--net ............     (34,984,579)     (44,004,192)
                                                                                          -------------    -------------
                     Net decrease in net assets resulting from operations .............     (11,988,129)     (17,957,358)
                                                                                          -------------    -------------
========================================================================================================================
Dividends &          Investment income--net ...........................................     (26,470,629)     (51,124,504)
Distributions to     In excess of realized gain on investments--net ...................              --       (1,035,433)
Shareholders:                                                                             -------------    -------------
                     Net decrease in net assets resulting from dividends
                     and distributions to shareholders ................................     (26,470,629)     (52,159,937)
                                                                                          -------------    -------------
========================================================================================================================
Capital Stock        Value of shares issued to Common Stock shareholders
Transactions:        in reinvestment of dividends and distributions ...................       2,400,682        1,397,095
                     Offering costs resulting from issuance of Common Stock ...........              --           40,731
                                                                                          -------------    -------------
                     Net increase in net assets derived from capital stock transactions       2,400,682        1,437,826
                                                                                          -------------    -------------
========================================================================================================================
Net Assets:          Total decrease in net assets .....................................     (36,058,076)     (68,679,469)
                     Beginning of period ..............................................     455,177,972      523,857,441
                                                                                          -------------    -------------
                     End of period* ...................................................   $ 419,119,896    $ 455,177,972
                                                                                          =============    =============
========================================================================================================================
                     *Undistributed investment income--net ............................   $   4,048,016    $   5,220,164
                                                                                          =============    =============
========================================================================================================================

                See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                       For the Six Months Ended November 30, 1999
========================================================================================================================
Cash Provided by       Net decrease in net assets resulting from operations ...........................    $ (11,988,129)
Operating Activities:  Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                         Decrease in receivables ......................................................        1,214,516
                         Increase in other assets .....................................................          (28,735)
                         Decrease in other liabilities ................................................       (3,875,908)
                         Realized and unrealized loss on investments--net .............................       37,286,610
                         Amortization of discount .....................................................       (5,536,528)
                                                                                                           -------------
                       Net cash provided by operating activities ......................................       17,071,826
                                                                                                           -------------
========================================================================================================================
Cash Provided by       Proceeds from sales of long-term investments ...................................      153,499,748
Investing Activities:  Purchases of long-term investments .............................................     (134,149,249)
                       Purchases of short-term investments ............................................      (35,756,700)
                       Proceeds from sales and maturities of short-term investments                           35,865,000
                                                                                                           -------------
                       Net cash provided by investing activities ......................................       19,458,799
                                                                                                           -------------
========================================================================================================================
Cash Used for          Cash receipts from borrowings ..................................................      238,500,000
Financing Activities:  Cash payments on borrowings ....................................................     (250,800,000)
                       Dividends paid to shareholders .................................................      (24,230,316)
                                                                                                           -------------
                       Net cash used for financing activities .........................................      (36,530,316)
                                                                                                           -------------
========================================================================================================================
Cash:                  Net increase in cash ...........................................................              309
                       Cash at beginning of period ....................................................               --
                                                                                                           -------------
                       Cash at end of period ..........................................................    $         309
                                                                                                           =============
========================================================================================================================
Cash Flow              Cash paid for interest .........................................................    $   4,319,222
Information:                                                                                               =============
========================================================================================================================
Non-Cash               Reinvestment of dividends and distributions to shareholders.....................    $   2,400,682
Financing Activities:                                                                                      =============
========================================================================================================================

                  See Notes to Financial Statements.


                                    12 & 13

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived      For the Six     For the Year   For the Period
                     from information provided in the financial statements.        Months Ended        Ended       Jan. 30, 1998+
                     Increase (Decrease) in Net Asset Value:                      Nov. 30, 1999**   May 31, 1999  to May 31, 1998
=================================================================================================================================
Per Share            Net asset value, beginning of period ........................   $  12.98         $  14.99         $  15.00
Operating                                                                            --------         --------         --------
Performance:          Investment income--net .....................................        .72             1.47              .42
                      Realized and unrealized loss on investments--net ...........      (1.06)           (1.99)            (.11)
                                                                                     --------         --------         --------
                     Total from investment operations ............................       (.34)            (.52)             .31
                                                                                     --------         --------         --------
                     Less dividends and distributions:
                      Investment income--net .....................................       (.75)           (1.46)            (.30)
                      In excess of realized gain on investments--net .............         --             (.03)              --
                                                                                     --------         --------         --------
                     Total dividends and distributions ...........................       (.75)           (1.49)            (.30)
                                                                                     --------         --------         --------
                     Capital charge resulting from issuance of Common Stock ......         --               --++           (.02)
                                                                                     --------         --------         --------
                     Net asset value, end of period ..............................   $  11.89         $  12.98         $  14.99
                                                                                     ========         ========         ========
                     Market price per share, end of period .......................   $10.0625         $12.8125         $14.1875
                                                                                     ========         ========         ========
===============================================================================================================================
Total Investment     Based on net asset value per share ..........................      (2.37%)++        (2.73%)           2.00%+++
Return:***                                                                           ========         ========         ========
                     Based on market price per share .............................     (16.30%)++         1.45%           (3.46%)+++
                                                                                     ========         ========         ========
===============================================================================================================================
Ratios to Average    Expenses, excluding interest expense ........................        .95%*            .85%              --*
Net Assets:                                                                          ========         ========         ========
                     Expenses, net of reimbursement ..............................       2.92%*           2.28%             .10%*
                                                                                     ========         ========         ========
                     Expenses ....................................................       2.92%*           2.28%             .69%*
                                                                                     ========         ========         ========
                     Investment income--net ......................................      11.63%*          10.58%            8.46%*
                                                                                     ========         ========         ========
===============================================================================================================================
Leverage:            Amount of borrowings (in thousands) .........................   $143,400         $155,700               --
                                                                                     ========         ========         ========
                     Average amount of borrowings outstanding
                       during the period (in thousands) ..........................   $148,075         $126,034               --
                                                                                     ========         ========         ========
                     Average amount of borrowings outstanding per
                       share during the period ...................................   $   4.21         $   3.60               --
                                                                                     ========         ========         ========
===============================================================================================================================
Supplemental         Net assets, end of period (in thousands) ....................   $419,120         $455,178         $523,857
Data:                                                                                ========         ========         ========
                     Portfolio turnover ..........................................      22.96%           46.86%           16.79%
                                                                                     ========         ========         ========
===============================================================================================================================

    * Annualized.
   ** Based on average shares outstanding.
  *** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
    + Commencement of operations.
   ++ Amount is less than $.01 per share.
  +++ Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                    14 & 15

                          Corporate High Yield Fund III, Inc., November 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization and offering expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $13,265 were expensed during the six months ended November 30, 1999. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's port -folio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the six months ended November 30, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $1,156 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1999 were $131,125,113 and $153,499,748, respectively.

Net realized losses for the six months ended November 30, 1999 and net unrealized losses as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $ (2,302,031)         $(84,078,650)
                                             ------------          ------------
Total ..............................         $ (2,302,031)         $(84,078,650)
                                             ============          ============
-------------------------------------------------------------------------------

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $84,078,650, of which $9,375,630 related to appreciated securities and $93,454,280 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $637,908,064.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 1999 and the year ended May 31, 1999 increased by 190,343 and 113,033, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On June 9, 1999, the Fund extended its one-year credit agreement with State Street Bank and Trust, Fleet National Bank and certain other institutions party thereto. The agreement is for a $250,000,000 credit facility bearing interest at the Federal Funds rate plus .50% and/or LIBOR plus .50%. For the six months ended November 30, 1999, the average amount borrowed was approximately $148,075,000 and the daily weighted average interest rate was 5.77%. For the six months ended November 30, 1999, facility and commitment fees aggregated approximately $112,000.

6. Capital Loss Carryforward:

At May 31, 1999, the Fund had a net capital loss carryforward of approximately $6,419,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 1, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.116994 per share, payable on December 17, 1999 to shareholders of record as of December 10, 1999.


                                    16 & 17

                          Corporate High Yield Fund III, Inc., November 30, 1999

PORTFOLIO INFORMATION

Ten Largest Holdings
                                                                      Percent of
As of November 30, 1999                                    Long-Term Investments
================================================================================
Millicom            Millicom International develops and operates
International       cellular telephone systems worldwide. The
Cellular SA         company has interest in 33 cellular systems in
                    20 countries, primarily in emerging markets in
                    Asia, Latin America, Europe and Africa.                 1.7%
--------------------------------------------------------------------------------
Lyondell Chemical   Lyondell is a global commodity chemical company.
Company             The company is the world's largest producer of
                    propylene oxide and produces a variety of
                    derivative chemicals based on propylene oxide.
                    Styrene monomer and tertiary butyl alcohol are
                    also important products. Lyondell's chemicals have
                    such end uses as flexible foam for automotive
                    seating and furniture, antifreeze and coolants,
                    personal care products, coatings, adhesives,
                    sealants, resins and solvents.                          1.6
--------------------------------------------------------------------------------
Nextel              Nextel offers digital and analog wireless
Communications      communications services throughout the United
Inc.                States. The company's digital service covers near
                    one half of the total US population and, once
                    completed, will enable Nextel to offer nationwide
                    digital wireless service. Our holdings include
                    bonds of 100%-owned McCaw International.                1.6
--------------------------------------------------------------------------------
Midland Funding II  Midland Cogeneration operates a natural gas fired, cogeneration facility located in Midland County,
                    Michigan. The plant also produces steam for
                    industrial applications. Consumers Energy Company,
                    who is Midland's main customer, indirectly owns a
                    49% stake in the company.                               1.6
--------------------------------------------------------------------------------
Nextlink            Nextlink provides local, long distance and
Communications      enhanced telephone communications services to
Inc.                commercial customers. The company operates 23
                    facilities-based networks with switched local and
                    long distance service in fourteen states.               1.6
--------------------------------------------------------------------------------
TeleWest            TeleWest offers both cable TV and telephone
Communications PLC  service to residential customers and businesses in the United Kingdom. The company also offers
                    internet connection services.                           1.6
--------------------------------------------------------------------------------
Telesystem          The company is a global wireless
International       telecommunications company, which develops,
Wireless Inc.       acquires, owns and operates wireless
                    communications companies in developing markets
                    throughout the world. Operations are in Romania,
                    Brazil, India and China. The company also offers
                    specialized mobile radio and paging services.           1.4
--------------------------------------------------------------------------------
Forest City         Forest City is a diversified real estate
Enterprises Inc.    developer. The company develops, acquires, owns
                    and manages commercial and residential real estate
                    projects in 21 states and the District of
                    Columbia.                                               1.4
--------------------------------------------------------------------------------
Doman Industries    Doman is an integrated Canadian producer of lumber
Limited             and pulp. The company grows and harvests timber
                    and sells lumber, including remanufactured
                    value-added lumber. Doman produces both dissolving
                    sulphite pulp and NBSK pulp. Based in British
                    Columbia, Doman exports a significant amount of
                    its output.                                             1.4
--------------------------------------------------------------------------------
Harrah's            Harrah's is a casino and casino/hotel operator,
Operating Co. Inc.  primarily in the United States. Its casinos are known under the Harrah's, Showboat and Rio names.
                    The company also operates the Star City casino in
                    Sydney, Australia.                                      1.4
--------------------------------------------------------------------------------

Portfolio Profile

The quality ratings* of securities in the Fund as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa .............................................................       0.9%
BB/Ba ...............................................................      28.8
B/B .................................................................      60.9
CCC/Caa or Lower ....................................................       7.2
NR (Not Rated) ......................................................       2.2
--------------------------------------------------------------------------------
*In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ..............................................      36.4%
Emerging Market Holdings ............................................      15.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity ..........................................6.11 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ..................................................................   8.0%
United Kingdom ..........................................................   5.3
Argentina ...............................................................   4.7
Mexico ..................................................................   3.1
Brazil ..................................................................   2.5
--------------------------------------------------------------------------------
*All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Industries                                                 Total Assets
--------------------------------------------------------------------------------
Telephony ...............................................................   7.3%
Transportation ..........................................................   6.9
Wireless Communications--International Paging & Cellular ................   6.7
Energy ..................................................................   5.5
Health Services .........................................................   5.4
--------------------------------------------------------------------------------


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #COYIII--11/99

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